SCHEDULE 14A
                                 (RULE 14A-101)
                            SCHEDULE 14A INFORMATION
    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXHANGE ACT OF 1934 (Amendment No. )

  Filed by the registrant [X]

  Filed by a party other than the registrant [   ]

  Check the appropriate box:
  [  ]  Preliminary proxy statement       [  ] Confidential for Use of the
  [  ]  Definitive proxy statement             Commission Only (as permitted by
  [x ]  Definitive additional materials        Rule 14a-6(a)(2))
  [  ] Soliciting material pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          UNIVERSAL MONEY CENTERS, INC.
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X]  No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title  of  each  class  of   securities   to  which   transaction   applies:
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2)   Aggregate   number   of   securities   to   which   transaction    applies:
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3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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4)   Proposed maximum aggregate value of transaction:
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5)   Total fee paid:
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[ ]  Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid:
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    2) Form, scheduled or registration statement no.:
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    3) Filing party:
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    4) Date filed:
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


                          UNIVERSAL MONEY CENTERS, INC.
                                6800 Squibb Road,
                              Mission, Kansas 66202
                                 (913) 831-2055

                                                                  June 7, 1999

                                 PROXY STATEMENT
                        ADDITIONAL SOLICITATION MATERIALS


                        EXECUTIVE OFFICERS OF THE COMPANY

Updated Information - Amendment to Page 3 of the Proxy Statement

     Dave A. Windhorst, the President of Universal Money Center, Inc. (the "Company") has resigned as an officer and employee of the Company and as an officer and employee of the Company's subsidiaries. On June 3, 1999, the Company appointed John S. Settles to serve as the acting President of the Company until the Company has had the opportunity to locate a permanent replacement for Mr. Windhorst. Mr. Settles was the President of the Company from April 1989 through late 1990 and is a principal shareholder of Universal Funding Corporation. See Proxy Statement dated June 7, 1999, "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS--Universal Funding Corporation." Since 1998, Mr. Settles has served as Vice President Business Development of DataLink Systems Corporation located in San Jose, California. From 1996 to 1998, Mr. Settles served as Service Delivery Manager for Science Applications Int'l Corp. (SAIC Intesa affiliate) located in Caracas, Venezuela. From 1994 to 1996, Mr. Settles served as the Vice President, Systems and Client Services Group of Information Network Corp. located in Phoenix, Arizona.